UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 11, 2019 (April 8, 2019)

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
______________________________________________________________________________

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2019, pursuant to that certain Stockholders Agreement, entered into as of November 7, 2018 (the “Stockholders Agreement”), the Board, upon designation by Harbin Pharmaceutical Group Co., Ltd., a company incorporated in the People’s Republic of China (“Hayao”), and based on the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Michele S. Meyer to the Board, effective April 8, 2019. The Board had previously adopted resolutions to increase the size of the Board to eleven members and Ms. Meyer has been appointed to fill a resulting vacancy. The terms and conditions of the Stockholders Agreement are described in our Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2018 and is incorporated herein by reference.

Ms. Meyer currently serves as President and Senior Vice President of the snacks operating unit, a $2 billion enterprise within General Mills, a Minneapolis based Fortune 500 global foods company. Ms. Meyer joined General Mills in 1988, and has held key leadership roles during her 30 years of service, including as President and Senior Vice President, and as Business Unit Director, Vice President, of other units within General Mills.

The Company also entered into an Indemnification Agreement and Confidentiality Agreement with Ms. Meyer. The Indemnification Agreement provides for indemnification and advancement of litigation and other expenses to Ms. Meyer to the fullest extent permitted by law for claims relating to her service to the Company or its subsidiaries. The Company’s form of indemnification agreement was filed with the SEC on October 29, 2015 as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q and is incorporated herein by reference.

The Board has determined that Ms. Meyer meets the Designee Qualifications set forth in the Stockholders Agreement. Other than the foregoing, there is no arrangement or understanding between Ms. Meyer and any other persons pursuant to which Ms. Meyer was selected as a director, and there are no related party transactions involving Ms. Meyer that are reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Date: April 11, 2019 By:	/s/ Tricia K. Tolivar
Tricia K. Tolivar
Executive Vice President and
Chief Financial Officer